UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of earliest event reported): January 9, 2013

LIME ENERGY CO.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

16810 Kenton Drive, Suite 240, Huntersville North Carolina 28078

(Address of principal executive offices)

(704) 892-4442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01                         Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On January 14, 2013, Lime Energy Co. (the “Company”) issued a press release announcing that on January 9, 2013 it received a letter from The Nasdaq Stock Market LLC (“Nasdaq”) regarding the Company’s failure to comply with Nasdaq Listing Rule 5250(c)(1) because the Company had not filed its Quarterly Reports on Form 10-Q for the periods ended June 30, and September 30, 2012, and notifying the Company that trading of the Company’s common stock would be subject to suspension and the Company’s securities removed from listing and registration on the Nasdaq Stock Market on January 18, 2013. The Company has the right to appeal this determination and it plans to file an appeal on or before January 16, 2013 and to request a hearing before Nasdaq’s Hearings Panel. The request for a hearing will automatically stay the suspension of trading and delisting of the Company’s securities by Nasdaq for 15 days from the date of the Company’s request. The Company also plans to request a further stay of the suspension and delisting, pending the hearing, which Nasdaq may grant in its discretion. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement

This Current Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this Current Report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “ will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including, without limitation, whether we timely request a hearing before Nasdaq’s Hearings Panel, whether we are granted a hearing and a stay of delisting pending any hearing, how promptly we are able to file our delinquent quarterly reports an complete our accounting review of our financial statements for the years ended December 31, 2008, 2009, 2010 and 2011, and the quarter ended March 31, 2012 and the results of that review , as well as other risk factors discussed in our Annual Report on Form 10-K, filed on March 16, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this Current Report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Item 9.01                         Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                        Press Release dated January 14, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:

Dated: January 14, 2013	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Executive Vice President
Chief Financial Officer & Treasurer